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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) February 15, 2006
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             112 Middle Road, #08-01 Midland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

As of December 30, 2005 (the "Closing Date"), M2B World Pte Ltd.("M2B World"), a Singapore corporation and a wholly-owned subsidiary of Amaru, Inc., a Nevada corporation (the "Company") acting pursuant to a Sale and Purchase Agreement (the "Agreement") with Auston International Group Limited ("Auston"), a Singapore company listed on the Singapore Stock Exchange, provided for the issuance of 8.1 million shares at $0.10 Singapore dollars ($0.06 USD) price per share of M2B Game World Pte Ltd., a wholly-owned subsidiary of M2B World ("M2B Game World"), in exchange for 71,428,571 shares at $0.07 Singapore dollars ($0.04 USD) price per share, of Auston valued at $2.9 million USD (5 million Singapore Dollars). After the Closing, Auston's beneficial ownership in M2B Game World constitutes 81%and M2B World's beneficial ownership of Auston is 32% of Auston's outstanding shares. Following the completion of the placement of additional 40 million new shares by Auston, as contemplated by the Agreement, M2B World will hold a total of 27% of Auston's outstanding shares.

The Agreement further provides that M2B World will continue to manage M2B Game World under a 3-year management contract for a management fee equal to 30% of the M2B Game World's consolidated pre-tax profits. The Agreement also provides certain guarantees for profit for fiscal 2006 for M2B Game World.

Auston is a company listed in the Singapore Stock Exchange and is a leading provider of university and university-linked education in Singapore, Australia and the region.

Auston and M2B World sees this Agreement as a strategic partnership. It enables Auston to jump-start their entry into the fast growing on line gaming and e-commerce business which will create a strong core business and additional source of revenue to the existing education business. At the same time this will provide M2B World a strong base in Singapore to expand into the fast growing Asian broadband market.

The Agreement was subsequently supplemented by the parties by an additional agreement entered into on February 15, 2006, which is incorporated herein as an exhibit. None of the major terms of the above-described transaction were changed.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

          2. Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession.

              2.1 Sale and Purchase Agreement dated as of December 20, 2005, between the M2B World Pte., Ltd. and Auston International Group Limited.

              2.2 Supplemental Agreement to the Sale and Purchase Agreement dated as December 20, 2005, Relating to 81 percent of the issued capital of M2B Game World Pte Ltd. dated February 15, 2006, between M2B World Pte Ltd. and Auston International Group Limited.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 22, 2006                     AMARU, INC.


                                             By: /s/ Colin Binny
                                                 -------------------------------
                                                 Colin Binny
                                                 President